                                                                     Exhibit 4.2


                         [FRONT OF RIGHTS CERTIFICATE]

                        MERISTAR HOTELS & RESORTS, INC.
                      SUBSCRIPTION CERTIFICATE FOR SHARES


CERTIFICATE NUMBER:______                     NUMBER OF RIGHTS: ________



SUBSCRIPTION CERTIFICATE REPRESENTING RIGHTS TO PURCHASE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF MERISTAR HOTELS & RESORTS, INC. ("COMMON STOCK"). VOID IF NOT EXERCISED BEFORE EXPIRATION DATE. THE RIGHTS EVIDENCED BY THIS SUBSCRIPTION CERTIFICATE ARE NON-TRANSFERABLE AND ENTITLE ONLY A RIGHTHOLDER (BUT NOT A SUBSEQUENT TRANSFEREE OF THE REIT COMMON STOCK OR REIT OP UNITS HELD BY SUCH RIGHTHOLDER ON THE RECORD DATE) TO PURCHASE SHARES OF COMMON STOCK AT THE SUBSCRIPTION PRICE. THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING, THE RIGHTS AND THIS SUBSCRIPTION CERTIFICATE ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED [-------------] (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE SUBSCRIPTION AGENT, AT [----------------].

REGISTERED OWNER: The registered owner whose name is inscribed hereon is entitled to subscribe for shares of Common Stock in the Rights Offering upon the terms and subject to the conditions set forth in the Prospectus and instructions to Rightholders relating to the Rights Offering. The Rights represented by this Subscription Certificate may be exercised directly by duly completing Form 1 or may be exercised through a bank or broker by completing Form 2. Special delivery instructions may be specified by completing Form 3. THE RIGHTS EVIDENCED BY THIS SUBSCRIPTION CERTIFICATE MAY NOT BE EXERCISED UNLESS THE REVERSE SIDE HEREOF IS DULY SIGNED WITH THE APPROPRIATE FORM DULY COMPLETED AND, IF APPLICABLE, SIGNATURES GUARANTEED.


Dated:___________________


MERISTAR HOTELS & RESORTS, INC.

[   Corporate Seal   ]

Secretary                               Chairman and Chief Executive Officer

                          [BACK OF RIGHTS CERTIFICATE]



                        MERISTAR HOTELS & RESORTS, INC.


RIGHTHOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED BY SUCH NEW SUBSCRIPTION CERTIFICATE.


FORM 1 - EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises Rights to subscribe for shares of MeriStar Hotels & Resorts, Inc. Common Stock as indicated below, on the terms and subject to the conditions specified in the prospectus of MeriStar Hotels & Resorts, Inc. dated [---------] (the "Prospectus"), receipt of which is hereby acknowledged. Capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus.

(a) Number of Rights exercised/shares of Common Stock subscribed for pursuant to the Subscription Privilege (including fractions):_______________________

(b) Total Subscription Price (number of Rights exercised/shares of Common Stock subscribed for pursuant to the Subscription Privilege multiplied by the
                                                      -------------
Subscription Price):_____________________(1)

METHOD OF PAYMENT (CHECK ONE)

     [   ]  CHECK OR BANK DRAFT DRAWN ON A U.S. BANK OR MONEY ORDER PAYABLE TO
     [-------------], AS SUBSCRIPTION AGENT.

     [   ]  WIRE TRANSFER DIRECTED TO THE ACCOUNT MAINTAINED BY THE SUBSCRIPTION
     AGENT AT ______________________________________.

     (1) If the amount enclosed or transmitted is not sufficient to pay the Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the amount enclosed or transmitted exceeds the Subscription Price for all shares purchased pursuant to the Subscription Privilege (the "Subscription Excess"), the Subscription Excess will be returned without interest or deduction.

(c) If the number of Rights being exercised pursuant to the Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):

     [ ] DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS TO WHICH I AM ENTITLED.

     [ ] DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).

     [ ] CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING

     Name(s) of Registered Owner(s): ______________________________
                                     ______________________________
                                     ______________________________

     Window Ticket Number (if any): ______________________________

     Date of Execution of Notice of Guaranteed Delivery:________________

     Name of Institution which Guaranteed Delivery:____________________

     Address:__________________________
             __________________________
             __________________________
             __________________________
             __________________________
               (Including Zip Code)

FORM 2 - TO EXERCISE RIGHTS THROUGH YOUR BANK OR BROKER: For value received, ________ Rights represented by this Subscription Certificate are hereby assigned for purposes of exercise to (please print name and address and Taxpayer Identification Number of bank or broker in full):

     Name:______________________________________

     Address:__________________________
             __________________________
             __________________________
             __________________________
             __________________________
               (Including Zip Code)

     Taxpayer Identification No.:______________

FORM 3 - DELIVERY INSTRUCTIONS (PROVIDE GUARANTEE OF SIGNATURE(S) BELOW): Name and/or address for mailing any stock, new Subscription Certificate or cash payment if other than shown on the reverse hereof:

     Name:___________________________________

     Address:__________________________
             __________________________
             __________________________
             __________________________
             __________________________
               (Including Zip Code)

     Social Security or Taxpayer Identification No.:______________

ALL RIGHTHOLDERS MUST SIGN BELOW AND ENCLOSE A DULY COMPLETED FORM W-9.

Signature of Rightholder:_______________________________
                         Name:
Signature of Rightholder:_______________________________
                         Name:
Signature of Rightholder:_______________________________
                         Name:

Dated:_____________________

Telephone Number: (   )__________________

Tax Identification or Social Security No.:_______________

A duly completed Form W-9 must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary capacity, please provide the following information. See Instructions.

Name(s):  __________________________

Capacity: __________________________

Dated:    __________________________

Address:  __________________________
          __________________________
          __________________________
          __________________________
          __________________________
             (Including Zip Code)


                           GUARANTEE OF SIGNATURE(S)
               (Note:  See paragraphs 2, 5 and 6 of Instructions)

Authorized Signature:___________________

Name:_______________________________
Title:_________________________________
Name of Firm:__________________________
Address:  __________________________
          __________________________
          __________________________
          __________________________
          __________________________
             (Including Zip Code)

Telephone Number: (   )________________

Dated:_____________________